EXHIBIT 1


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                          Synergy Resources Corporation

                        11,500,000 Shares of Common Stock

                             UNDERWRITING AGREEMENT



                                                                   June 13, 2013

JOHNSON RICE & COMPANY L.L.C.
As representative of the several Underwriters
639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113
Ladies and Gentlemen:

     Synergy Resources Corporation, a Colorado corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule A hereto (the "Underwriters"), an aggregate of 11,500,000 shares (the "Firm Shares") of its common stock, par value $0.001 per share (the "Common Stock"), and, at the option of the Underwriters, up to an additional 1,725,000 shares (the "Optional Shares") of Common Stock to cover over-allotments. The Firm Shares and, if and to the extent such option is exercised, the Optional Shares, are herein referred to as the "Securities."

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered. Johnson Rice & Company L.L.C. is acting as representative of the several Underwriters and in such capacity is hereinafter referred to as the "Representative."

     Section 1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (File No. 333-186726), including a base prospectus (the "Base Prospectus"), to be used in connection with the public offering and sale of the Securities. Such registration statement, as amended, including the exhibits thereto, in the form in which it was declared effective by the
Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), including all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B (the "Rule 430 Information") under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), is referred to as the "Registration Statement." The prospectus supplement used in connection with the offering of the Securities that omitted Rule 430 Information, together with the Base Prospectus, is herein called a "Preliminary Prospectus." As used herein, the term "Prospectus" means the Base Prospectus, as supplemented by a prospectus supplement containing Rule 430 Information in the form first made available to the Underwriters by the Company to confirm sales of the Securities or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. As used herein, "Applicable Time" is 7:00 A.M. (Eastern time) on June 14, 2013. As used herein, "free writing prospectus" has the meaning set forth in Rule 405 under the Securities Act, and "Time of Sale Prospectus" means the Base Prospectus, as amended or supplemented immediately prior to the Applicable Time, together with the Preliminary Prospectus, any free writing prospectuses, including each "road show" (as defined in Rule 433 under the Securities Act), related to the offering of the Securities contemplated hereby that is a "written communication" (as defined in Rule 405 under the Securities Act), identified on Schedule B and the information included as Schedule C. As used herein, the terms "Registration Statement," "Base Prospectus," "Time of Sale Prospectus," "Preliminary Prospectus" and "Prospectus" shall include the documents

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incorporated and deemed to be incorporated by reference therein.  All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System, or any successor system (collectively, "EDGAR") and (ii) the Prospectus shall be deemed to include the "electronic Prospectus" provided for use in connection with the offering of the Securities as contemplated by Section 4(n) of this Agreement. All references in this Agreement
to  financial   statements  and  schedules  and  other   information   that  are
"contained," "included" or "stated" in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that are or are deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus, as the case may be.

     Section 2. Purchase, Sale and Delivery of the Securities. -

     (a) The Firm Shares. The Company agrees to issue and sell to the Underwriters the Firm Shares upon the terms set forth herein. On the basis of the representations, warranties and agreements contained herein, and upon the terms but subject to the conditions set forth herein, the Underwriters agree, severally and not jointly, to purchase from the Company the respective number of Firm Shares set forth opposite their names on Schedule A. The purchase price to be paid by the Underwriters to the Company for the Firm Shares shall be $5.9375 per share (reflecting underwriting discounts and commissions of 5.0% from the public offering price of $6.25 per share).

     (b) The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of Porter Hedges LLP at 1000 Main Street, Houston, Texas 77002 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. Houston time, on June 19, 2013, or such other time and date as shall be agreed upon by the Representative and the Company (the time and date of such closing are called the "First Closing Date").

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     (c) The Optional Shares;  Option Closing Date. In addition, on the basis of the representations, warranties and agreements contained herein, and upon the terms but subject to the conditions set forth herein, the Company hereby grants an option to the several Underwriters to purchase up to an aggregate of 1,725,000 Optional Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representative to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth
(i) the aggregate number of Optional Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the Optional Shares are to be registered and (iii) the time, date and place at which the Optional Shares will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Shares and such Optional Shares). Such time and date of delivery, if subsequent to the First Closing Date, is called an "Option Closing Date" and shall be determined by the Representative and shall not be earlier than two or later than five full business days after delivery of such notice of exercise. If any Optional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Optional Shares to be purchased as the number of Firm Shares set forth on Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

     (d) Public Offering of the Securities. The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Time of Sale Prospectus and the Prospectus, the Securities as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representative, in its sole judgment, has determined is advisable and practicable.

     (e) Payment for the Securities. Payment for the Firm Shares shall be made at the First Closing Date by wire transfer of immediately available funds in U.S. dollars to the order of the Company. Payment for the Optional Shares shall be made at the First Closing Date or the applicable Option Closing Date, as the case may be, by wire transfer of immediately available funds in U.S. dollars to the order of the Company.

     It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of, the purchase price for, the Firm Shares and any Optional Shares the Underwriters have agreed to purchase. Johnson Rice & Company L.L.C., individually and not as the Representative, may (but shall not be obligated to) make pro rata payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

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     (f) Delivery of the Securities. The Company, through the facilities of DTC, shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters the Firm Shares at the First Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company, through the facilities of DTC, shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters the Optional Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. At least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be), the Company shall authorize the Company's transfer agent to arrange for the delivery of the Securities in accordance with the provisions of this Section 2(f). The Securities shall be registered as the Representative shall have requested at least one business day prior to the First Closing Date (or the applicable Option Closing Date, as the case may be). Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

     Section 3. Representations and Warranties.

     The Company hereby represents, warrants and agrees with the Underwriters as follows:

     (a) Compliance with Registration Requirements.

     (i) The Registration Statement is a shelf registration statement that has been declared effective by the Commission. No notice of objection of the Commission to the use of such Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. The Company has complied with all requests of the Commission for additional or supplemental information.

     (ii) The Preliminary Prospectus when filed complied, and the Prospectus when filed will comply, in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. The Registration Statement, and any post-effective amendment thereto, at the time it became effective and at the First Closing Date and, if applicable, as of each Option Closing Date, complied and, as amended or supplemented, if applicable, will, as of the date of such amendment or supplement, as applicable, comply in all material respects with the Securities Act and did not and, as amended or supplemented, if applicable, will not, as of the date of such amendment or supplement, as applicable, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Time of Sale Prospectus, as of its date, at the First Closing Date, as of each Option Closing Date (as applicable) and at the time of each sale of the Securities in connection with the offering, will comply in all material respects

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with the  Securities  Act and  does  not,  and at the  time of each  sale of the
Securities in connection with the offering and at the First Closing Date and, if applicable, as of each Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the Underwriters will notify the Company within a reasonable time prior to any sale occurring other than at the Applicable Time. The Base Prospectus, as of its date, did not, and at the First Closing Date and, if applicable, as of each Option Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the four immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, or any post-effective amendments thereto, or the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters to the Company consists of the information described in
Section 9(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus, the Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that have not been described or filed as required.

     (iii) The Company meets, and at the time the Registration Statement was originally declared effective the Company met, the applicable requirements for use of Form S-3 under the Securities Act.

     (iv) The documents incorporated or deemed to be incorporated by reference in the Preliminary Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the applicable requirements of the Exchange Act, and, when read together with the other information in the Preliminary Prospectus and the Prospectus, at the time the Registration Statement and any amendments thereto become effective, at the First Closing Date and, if applicable, at each Option Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the facts required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (v) The Company is not an "ineligible issuer" (as defined in Rule 405 under the Securities Act) in connection with the offering of the Securities pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies, or will comply, in all material respects with the requirements of the Securities Act. Except for the free writing prospectuses, if any, identified on Schedule B furnished to the Underwriters before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any free writing prospectus.

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     (b) No Stop  Order.  No stop  order  suspending  the  effectiveness  of the
Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

     (c) Offering Materials Furnished to Underwriters. The Company has delivered to the Representative conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, the Time of Sale Prospectus, the Preliminary Prospectus, the Prospectus, as amended or supplemented, and any free writing prospectuses reviewed and consented to by the Representative, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

     (d) Distribution of Offering Material By the Company. The Company has not distributed and will not distribute, prior to the later of (i) the expiration or termination of the option granted to the several Underwriters in Section 2 or
(ii) the completion of the Underwriters' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Time of Sale Prospectus, the Preliminary Prospectus, the
Prospectus,  any  free  writing  prospectus  reviewed  and  consented  to by the
Representative, the Registration Statement or any other document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act.

     (e) Independent Accountants. EKS&H LLLP are (i) independent public or certified public accountants as required by the Securities Act, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the Public Company Accounting Oversight Board (the "PCAOB") whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

     (f) Independent Petroleum Engineers. Ryder Scott Company, L.P., which has certified the reserve information of the Company, has represented to the Company that they are, and to the knowledge of the Company are, independent petroleum engineers in accordance with guidelines established by the Commission.

     (g) Financial Statements. The consolidated financial statements of the Company filed with the Commission and included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, present fairly in all material respects the financial condition of the Company as of and at the dates indicated, and the consolidated statements of operations and cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP") applied on a consistent basis throughout the periods involved except to the extent disclosed in the notes thereto. There are no financial statements (historical or pro forma) that are required to be included in the Registration

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Statement,  the  Preliminary  Prospectus,  the  Prospectus  or the  Time of Sale
Prospectus that are not included as required. All non-GAAP financial measures (as defined in Regulation G of the Commission) and ratios derived using non-GAAP financial measures included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus have been presented in compliance with Item 10 of Regulation S-K of
the  Commission.   Except  as  disclosed  in  the  Preliminary  Prospectus,  the
Prospectus and the Time of Sale Prospectus, the Company is not party to any off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships with unconsolidated entities or other persons that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses. To the knowledge of the Company, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided in the preparation of, or audited, the financial statements or other financial data included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and Time of Sale Prospectus.

     (h) Disclosure Controls and Procedures and Internal AccountingSection 4. . The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) that (i) are designed to ensure that material information relating to the Company is made known to the Company's principal executive officer and its principal financial officer by others within the Company, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of a date within 90 days prior to the earlier of the date that the Company filed its most recent annual or quarterly report with the Commission and the date of the Time of Sale Prospectus; and
(iii) are effective in all material respects to perform the functions for which they were established. The Company also maintains a system of "internal control over financial reporting" (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, its principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. There has been no (i) significant deficiency or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information or (ii) fraud, whether or not material, that involves executive officers or other employees who have a significant role in the Company's internal controls over financial reporting. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has been no change in the Company's internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

     (i) No Material Adverse Change in Business. Except as disclosed in the Preliminary Prospectus, Prospectus or the Time of Sale Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Prospectus, there has been no (i) material adverse change in the condition,

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financial or otherwise, or in the earnings,  business,  results of operations or prospects of the Company, taken as a whole (the "Enterprise"), whether or not arising in the ordinary course of business (a "Material Adverse Change"); (ii) transaction that is material to the Enterprise; (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company, that is material to the Enterprise; (iv) material change in the capital stock of the Company; (v) material change in the outstanding indebtedness of the Company; or (vi) dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

     (j) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Colorado and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, Preliminary Prospectus, Prospectus or Time of Sale Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Change.

     (k) Capitalization. The authorized capital stock of the Company and the issued and outstanding capital stock of the Company are as set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus under the heading "Capitalization." The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and none of the outstanding shares of capital stock of the Company were issued in violation of preemptive or similar rights of any security holder of the Company granted under the Company's articles of incorporation under the Colorado Business Corporations Act or under any agreement or other instrument to which the Company is a party or by which it is bound. The capital stock of the Company conforms in all material respects to the description contained in the Registration Statement, the Preliminary
Prospectus, the Prospectus or Time of Sale Prospectus, and such description conforms in all material respects to the rights set forth in the instruments defining the same. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

     (l) Other Securities. Except as disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, there are no outstanding (i) securities or obligations of the Company convertible into or exchangeable for any equity interests of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any equity interests or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company to issue any equity interests, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

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     (m) Stock Exchange Listing and Reporting Requirements.  The Common Stock is
registered pursuant to Section 12(b) of the Exchange Act and is listed on the NYSE MKT LLC (the "NYSE MKT") and, except as disclosed in the Registration
Statement,   the  Preliminary  Prospectus,   the  Prospectus  or  Time  of  Sale
Prospectus, the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE MKT, and except as disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, the Company has not received any notification that the Commission or the NYSE MKT is contemplating terminating such registration or listing. The Securities have been approved for listing on the NYSE MKT, subject only to notice of official issuance.

     (n) Authorization of Agreement and Binding EffectSection 5. . The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

     (o) Compliance with Laws. The Company is in compliance with all laws as in effect on the date hereof applicable to the conduct of its business or operations, or applicable to its employees, except where the failure to be in compliance would not cause a Material Adverse Change. The Company has not received notice of any violation of any law, or any potential liability under any law, relating to the operation of its business or to its employees or to any of the assets, operations, processes, employees or products of the Company.

     (p) Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement. When the Company issues and delivers the Securities pursuant to this Agreement against payment of the consideration set forth herein, the Securities will be validly issued, fully paid and non-assessable. The issuance by the Company of the Securities is not subject to preemptive or other similar rights of any security holder of the Company. The Company has authorized and available a sufficient number of shares of Common Stock for issuance of the Securities pursuant to this Agreement.

     (q) Absence of Defaults and Conflicts. The Company is not (i) in violation of its charter or bylaws, or (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (collectively, "Agreements and Instruments") except,, for any defaults that, singularly or in the aggregate, would not result in a Material Adverse Change; and the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated by, and the compliance by the Company with its obligations under, this Agreement, including the sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Time of

Sale Prospectus under "Use of Proceeds," does not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company pursuant to the Agreements and Instruments except for such conflicts, breaches, defaults, liens, charges or encumbrances that, singularly or in the aggregate, would not result in a Material Adverse Change, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations, except where such violation of any applicable law, statute, rule, regulation, judgment, order, writ, or decree of any government, government instrumentality or court, domestic or foreign, would not result in a Material Adverse Change. As used herein, a "Repayment Event" means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

     (r) Absence of Labor Disputes. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal operators, contractors, suppliers or customers, that, in any such case, would result in a Material Adverse Change. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

     (s) Absence of Proceedings. There are no actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which are required to be disclosed, or that could, individually or in the aggregate, result in a Material Adverse Change, or that could materially and adversely affect the properties or assets of the Enterprise or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

     (t) Possession of Intellectual Property. The Company owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business as now operated by it, except where the failure to own or possess, or have the ability to acquire on reasonable terms, such Intellectual Property would not, singularly or in the aggregate, result in a Material Adverse Change. The Company has not received any notice, and is not otherwise aware, of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interest of the Company therein, and which infringement or conflict, if the subject of any unfavorable decision, ruling or finding, or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Change.

     (u) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, or in connection with the performance by the Company of its obligations with respect to the offering or sale of the Securities under this Agreement or the consummation of the transactions contemplated by this Agreement except such as have been already obtained or as may be required under the Securities Act or the regulations promulgated thereunder or state securities laws or by the NYSE MKT or the Financial Industry Regulatory Authority ("FINRA").

     (v) No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other "reference security" (as defined in Rule 100 of Regulation M under the Exchange Act ("Regulation M")) whether to facilitate the sale or resale of the Securities or otherwise, and has taken no action that would directly or indirectly violate Regulation M. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Securities on the NYSE MKT in accordance with Regulation M.

     (w) FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters, including in responses to questionnaires, by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the filing by the Underwriters pursuant to FINRA Conduct Rule 5110 or 5121 is true, complete and correct in all material respects.

     (x) Possession of Licenses and Permits. The Company possesses such permits, licenses, certificates, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by appropriate federal, state, local or foreign regulatory bodies necessary for the ownership of its respective assets and to conduct the business as now operated by it, except where the failure to have obtained the same would not result in a Material Adverse Change. The Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not singly or in the aggregate result in a Material Adverse Change. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity or the failure to be in full force and effect would not singly or in the aggregate result in a Material Adverse Change. The Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

     (y) Reserve Report Data. The oil and gas reserve estimates of the Company included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus have been prepared by independent reserve engineers in accordance with Commission guidelines applied on a consistent basis throughout the periods involved, and the Company has no reason to believe that such estimates do not fairly reflect the oil and gas reserves of the Company as of the dates indicated. Other than production of the reserves in the ordinary course of business, intervening product price fluctuations and as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, the Company is not aware of any facts or circumstances that would cause a Material Adverse Change in the reserves or the present value of future net cash flows therefrom as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus.

     (z) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement, the Preliminary
Prospectus, the Prospectus and the Time of Sale Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

     (aa) Properties. Except as otherwise set forth in the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus or such as in the aggregate does not now cause or will in the future cause a Material Adverse Change, the Company has title to its respective properties as follows: (i) with respect to oil and gas properties underlying the Company's estimates of its net proved oil and natural gas reserves contained in the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus, such title is legal, good and defensible title, free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions, except for liens, security interests, pledges, charges, encumbrances, mortgages and restrictions under operating agreements, unitization and pooling agreements, production sales contracts, farmout agreements and other oil and gas exploration participation and production agreements, in each case that secure payment of amounts not yet due and payable for performance of other unmatured obligations and are of a scope and nature customary for the oil and gas industry or arise in connection with drilling and production operation, and (ii) with respect to real and personal property other than that appurtenant to oil and gas interests, such title is free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and restrictions. No real property owned, leased, licensed, or used by the Company lies in an area that is, or to the knowledge of the Company will be, subject to restrictions that would prohibit, and no statements of facts relating to the actions or inaction of another person or entity or his or its ownership, leasing, licensing, or use of any real or personal property exists or will exist that would prevent, the continued effective ownership, leasing, licensing, exploration, development or production or use of such real property in the business of the Company as presently conducted or as the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus indicates the Company contemplates conducting, except as may be properly described in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus or such as in the aggregate does not now result in and will not in the future result in a Material Adverse Change.

     (bb) Insurance. Except as otherwise set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, the Company and its properties are insured by insurers or are self-insured against such losses and risks and in such amounts as the Company believes are adequate for the conduct of its business and as the Company believes are customary for the business in which it is engaged; all such policies of insurance insuring the Company and its properties are in full force and effect, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business. Except as otherwise set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, there are no material claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.

     (cc) Taxes. The Company has filed on a timely basis all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Change) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it to the extent due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or would not result in a Material Adverse Change.

     (dd) Investment Company Act. The Company is not required, and upon the sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Time of Sale Prospectus will not be required, to register as an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

     (ee) Environmental Laws. There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of hazardous substances or hazardous wastes by the Company (or, to the knowledge of the Company, any of its predecessors in interest), at, upon or from any of the property now or previously owned, leased or operated by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit that would require the Company to undertake any remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action that would not, individually or in the aggregate with all such violations and remedial actions, result in a Material Adverse Change. Except for abandonment and similar costs incurred or to be incurred in the ordinary course of business of the Company, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto any property now or previously owned, leased or operated by the Company or into the environment surrounding such property of any hazardous substances or hazardous wastes due to or caused by the Company (or, to the knowledge of the Company, any of its predecessors in interest), except for any such spill, discharge, leak, emission, injection, escape, dumping or release that would not, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, result in a Material Adverse Change; and the terms "hazardous substances," and "hazardous wastes" shall be construed broadly to include such terms and similar terms, all of which shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection. Except as set forth in the Time of Sale Prospectus, the Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     (ff) Registration Rights. There are no persons with registration rights or other similar rights to have any securities of the Company registered pursuant to the Registration Statement or sold in the offering contemplated by this Agreement.

     (jj) Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, that is required to be described or included in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus and that is not so described or included.

     (kk) Brokers. The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities other than this Agreement.

     (ll) Sarbanes-Oxley Act of 2002. The Company is in compliance, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof now applicable to it.

     (mm) ERISA. The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder ("ERISA"), have been satisfied by each "pension plan" (as defined in Section 3(2) of ERISA) that has been established or maintained by the Company, and the trust forming part of each such plan that is intended to be qualified under Section 401 of the Internal Revenue Code of 1986, as amended, is so qualified; the Company has fulfilled its obligations, if any, under Section 515 of ERISA; the Company does not maintain and is not required to contribute to a "welfare plan" (as defined in Section 3(1) of ERISA), that provides retiree or other post-employment welfare benefits or insurance coverage (other than "continuation coverage" (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company is in compliance with the currently applicable provisions of ERISA, except where the failure to comply would not result in a Material Adverse Change; and the Company has not incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Sections 4062, 4063 or 4064 of ERISA, or any other liability under Title IV of ERISA.

     (nn) Corporate Records. The minute books of the Company has been made available to the Underwriters and counsel for the Underwriters, and such books
(i) reflect all meetings and actions of the board of directors (including each board committee) and stockholders (or analogous governing bodies or interest holders) of the Company since the time of its organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

     (oo) Margin Securities. The Company does not own any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry any margin security or for any other purpose that might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

     (pp) Forward-Looking Statements. Each "forward-looking statement" (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange
Act) contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

     (qq) Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state or any political subdivision thereof, required to be paid by the Company in connection with the execution and delivery of this Agreement.

     (ss) Certain Regulatory Matters.

     (i) Foreign Corrupt Practices Act. Neither the Company, any officer of the Company, nor, to the knowledge of the Company, any director, agent or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA (as defined below), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and that are reasonably expected to continue to ensure, continued compliance therewith. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

     (ii) Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, including the Money Laundering Control Act of 1986, as amended, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

     (iii) OFAC. Neither the Company, any officer of the Company, nor, to the knowledge of the Company, any director, agent or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company (either directly or through the Trust Account) will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

     (iv) Bank Secrecy Act; Money Laundering; Patriot Act. Neither the Company nor any officer or director has violated: (a) the Bank Secrecy Act, as amended,
(b) the Money Laundering Laws or (c) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law or any successor law.

     Any certificate signed by any officer of the Company that is delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

     Section 4. Additional Covenants of the Company. The Company further covenants and agrees with the Underwriters as follows: (a) Delivery of Time of Sale Prospectus and Prospectus. Upon request, the Company shall furnish to the Underwriters, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 4(e) or Section 4(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto as the Underwriters may reasonably request.

     (b) Representative's Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement, the Time of Sale
Prospectus, the Preliminary Prospectus or the Prospectus, including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative has objected in good faith, and shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

     (c) Free Writing Prospectuses. The Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by or referred to by, the Company and the Company shall not file, use or refer to any proposed free writing prospectus, or any amendment or supplement thereto, to which the Representative shall have objected in good faith. The Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Securities (but in any event if at any time through and including the First Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by or referred to by, the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus to which the Representative has objected in good faith.

     (d) Filing of Underwriters Free Writing Prospectuses. The Company shall not take any action that would result in the Underwriters or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder.

     (e) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 4(b) and 4(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law, including the Securities Act.

     (f) Securities Act Compliance. After the date of this Agreement the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus or of any order preventing or suspending the use of the Time of Sale Prospectus, any free writing prospectus, the Preliminary Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange or automated quotation system upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 433, 430B and 430C, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rules 424(b) or 433 were received in a timely manner by the Commission.

     (g) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If the delivery of a Prospectus is required at any time after the date hereof and if at such time any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Section 4(b) and 4(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law, including the Securities Act. The delivery of any such amendment or supplement shall not constitute a waiver of any of the Company's obligations under Sections 4(b) or (c).

     (h)  Blue  Sky   Compliance.   The  Company   shall   cooperate   with  the
Representative and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities; provided that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

     (i) Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

     (j) Transfer Agent. The Company shall continue to engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

     (k) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

     (l) Periodic Reporting Obligations. The Company, during the period when the Prospectus is required to be delivered under the Securities Act, shall file, on a timely basis, with the Commission and, where required, the NYSE MKT, all reports and documents required to be filed under the Exchange Act.

     (m) Listing. The Company will use commercially reasonable efforts to maintain the inclusion and quotation of the Common Stock, including the Securities, on the NYSE MKT, unless and until such security is listed on another exchange or automated quotation system of at least comparable reputation.

     (n) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. The Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to the Representative an "electronic Prospectus" to be used by the Underwriters in connection with the offering and sale of the Securities. As used herein, the term "electronic Prospectus" means a form of Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Underwriters, that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Securities; (ii) it shall disclose the same information as the paper Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.

     (o) Agreement Not to Offer or Sell Additional Shares of Common Stock. During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus (the "Lock-up Period"), the Company will not, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule
16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Securities); provided, however, that the Company may (i) issue shares of Common Stock or options to purchase shares of its Common Stock, or shares of Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus or any amendment to or replacement of such plan and (ii) file one or more registration statements on Form S-8 or amendments thereto relating to the issuance of shares of Common Stock or the issuance and exercise of options to purchase shares of Common Stock granted under the employee benefit plans of the Company existing on the date of the Prospectus or any amendment to or replacement of such plan. Notwithstanding the foregoing, if (A) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (B) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, except that such extension will not apply if, (A) within three business days prior to the expiration of the Lock-up Period, the Company delivers to the Representative a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that the Common Stock is an "actively traded security" (as defined in Regulation M) and (B) that the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act in the manner contemplated by NASD Rule 2711(f)(4) of the FINRA Manual. The Company will provide the Representative with prior notice of any such announcement that gives rise to an extension of the restricted period.

     (p) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Securities, in such a manner as would require the Company to register as an investment company under the Investment Company Act.

     (q) Press Releases. Prior to the First Closing Date and any Option Closing Date, as the case may be, except as may be required by law, the Company shall not issue any press release or other communication directly or indirectly and shall not hold any press conferences with respect to the Company, the financial condition, results of operations, business, properties, assets, or liabilities of the Company, or the offering of the Securities, to which the Representative has objected in good faith.

     (r) No Stabilization or Manipulation; Compliance with Regulation M. Prior to the completion of the distribution of the Securities, the Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Securities or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation
M. Prior to the completion of the distribution of the Securities, if the limitations of Rule 102 of Regulation M ("Rule 102") do not apply with respect to the Securities or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Representative (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

     Section 5. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all fees and expenses of the Company's transfer agent, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Time of Sale Prospectus, the Preliminary Prospectus, the Prospectus and any free writing prospectus prepared by or on behalf of, used by or referred to by, the Company, and all amendments and supplements thereto, and this Agreement, (vi) all filing fees and reasonable attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representative, preparing and printing a blue sky survey or memorandum and a "Canadian wrap," and any supplements thereto, advising the Underwriters of such qualifications, registrations, determinations and exemptions, (vii) the filing fees incident to FINRA's review and approval of the Underwriters' participation in the offering and distribution of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations and, with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and the Company's share of the cost of any aircraft chartered in connection with the road show, (ix) the fees and expenses associated with listing the Securities on the NYSE MKT, and (x) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 5 or Section 8, Section 9 and Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

     Section 6. Covenant of the Underwriters. Each Underwriter, severally and not jointly, covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of the Underwriters that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

     Section 7.Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for the Firm Shares as provided herein on the First Closing Date and, with respect to the Optional Shares, the Firm Closing Date or each Option Closing Date, as applicable, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 3 hereof, as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Shares, as of the First Closing Date and each Option Closing Date, as applicable, as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

     (a) Comfort Letters. On the date hereof, the Representative shall have received from:

     1. EKS&H LLLP, independent certified public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, (i) containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to AU Section 634 of the Interim Accounting Standards of the PCAOB (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information included or incorporated by reference in the Registration Statement, Time of Sale Prospectus and the Prospectus, and (ii) confirming that they are (A) independent public or certified public accountants as required by the Securities Act, the Exchange Act and the PCAOB and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X; and

     2. Ryder Scott Company, L.P., a letter effective as of the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative, stating the conclusions and findings of such firm with respect to the oil and natural gas reserves of the Company.

     (b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Shares, each Option Closing Date:

     i. the Company shall have filed the Prospectus with the Commission (including the Rule 430 Information previously omitted from the Registration Statement) in the manner and within the time period required by Rule 424(b) under the Securities Act;

     ii.  no  stop  order  suspending  the  effectiveness  of  the  Registration
          Statement or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

     iii. FINRA   shall  have  raised  no   objection   to  the   fairness   and
          reasonableness of the underwriting terms and arrangements.

     (c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Shares, each Option Closing Date there shall not have occurred, except as contemplated by the Registration Statement, the Preliminary Prospectus, the Prospectus or Time of Sale Prospectus, any Material Adverse Change and there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

     (d) Opinion of Counsel for the Company. On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Hart & Hart, LLC, substantially in the form attached as Exhibit A, as counsel for the Company, dated as of such Closing Date.

     (e) Opinion of Counsel for the Underwriters. On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received the opinion of Porter Hedges LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, dated as of such Closing Date.

     (f)  Officers'  Certificate.  On each of the  First  Closing  Date and each
Option Closing Date, if any, the Representative shall have received a written certificate executed by the Chief Executive Officer and President of the Company and the Chief Financial Officer of the Company, dated as of such Closing Date, to the effect set forth in subsections (b) and (c) of this Section 7, and further to the effect that:

     i. the representations and warranties of the Company set forth in Section 3 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

     ii. the Company has complied with all the agreements and covenants hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

     Each of Hart & Hart, LLC, counsel for the Company, and Porter Hedges LLP, counsel for the Underwriters, shall be entitled to rely upon the certificate as required to be delivered by the Company's officers under this Section 7 in connection with any opinions delivered by such counsels to the Underwriters.

     (g) Bring-down Comfort Letters. On each of the First Closing Date and each Option Closing Date, if any, the Representative shall have received from:

     i. EKS&H LLLP, independent certified public accountants for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a)(i) of this
          Section 7, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or the applicable Option Closing Date, as the case may be; and

     ii. Ryder Scott Company, L.P., a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a)(iii) of this Section 7.

     (h) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit B hereto from each of the Company's officers and directors and such agreement shall be in full force and effect on each of the First Closing Date and each Option Closing Date, if any.

     (i) Exchange Listing. The Securities shall have been approved for listing on the NYSE MKT.

     (j) Penny Stock. The Company shall not be subject to Rule 419 under the Securities Act and none of the Company's outstanding securities are deemed to be a "penny stock" as defined in Rule 3a51-1 under the Exchange Act.

     (k) Additional Documents. On or before the First Closing Date and each Option Closing Date, if any, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     If any condition specified in this Section 7 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Shares, at any time prior to the applicable Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5, Section 8, Section 9 and
Section 10 shall at all times be effective and shall survive such termination.

     Section 8. Reimbursement of Underwriters' Expenses. If this Agreement is terminated by the Representative pursuant to Section 11, or if the sale to the Underwriters of the Securities on the First Closing Date (or the applicable Option Closing Date) is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Underwriters (except for such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all
out-of-pocket   expenses  that  shall  have  been  reasonably  incurred  by  the

Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

     Section 9. Indemnification.

     (a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless the Underwriters, their officers and employees, and each person, if any, who controls the Underwriters within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Underwriters or such officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation in accordance with Section 9(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any Rule 430 Information under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse the Underwriters and each such officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of one counsel chosen by the Representative) as such expenses are reasonably incurred by the Underwriters or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Registration Statement, the Time of Sale Prospectus, any such free writing prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Representative to the Company consists of the information described in subsection (b) below. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company may otherwise have.

     (b) Indemnification of the Company and its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors and each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer, or controlling person, may become subject under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation in accordance with Section 9(d)), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in (i) the Registration Statement, or any amendment thereto, including any Rule 430 Information or (ii) Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or such amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person, for any legal and other expense reasonably incurred by the Company, or any such director, officer or controlling person, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Representative has furnished to the Company expressly for use in the Registration Statement, Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 430B or Rule 433(d) of the Securities Act, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth under the heading "Price Stabilization, Short Positions and Penalty Bids; Passive Market Making" under the caption "Underwriting" in the Prospectus. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

     (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 9 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

     (d) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

     Section 10. Contribution. If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (a) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for that notice has been given under Section 9(c) for purposes of indemnification.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

     Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 10, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

     Section 11. Termination of this Agreement. The Representative, by notice given to the Company, shall have the right to terminate this Agreement in its absolute discretion at any time prior to the First Closing Date or to terminate the obligations of the Underwriters to purchase the Optional Shares at any time prior to the Option Closing Date, as the case may be, if at any time (a)(i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or the NYSE MKT or (ii) trading in securities generally on the NYSE MKT shall have been suspended or limited, or minimum or maximum prices shall have been generally established on the NYSE MKT by the Commission or FINRA; (b) a general banking moratorium shall have been declared by any federal or New York authorities; (c) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representative, is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Time of Sale Prospectus or to enforce contracts for the sale of securities; or (d) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this
Section 11 shall be without liability on the part of (i) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Underwriters to the extent provided in Section 5 hereof, (ii) any Underwriter to the Company, or (iii) of any party hereto to any other party except that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

     Section 12. Defaulting Underwriter.

     (a) If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Option Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule A hereto that, pursuant to this Section 12, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Option Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter's pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Option Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Option Closing Date, the obligation of the Underwriters to purchase Securities on the Option Closing Date shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 5 hereof and except that the provisions of
Section 12 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

     Section 13.Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

     Section 14. Notices.

     All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

      If to the Representative:

            Johnson Rice & Company L.L.C.
            639 Loyola Avenue, Suite 2775
            New Orleans, Louisiana 70113
            Facsimile: (504) 566-0742
            Attention: Joshua C. Cummings

      with a copy to:

            Porter Hedges LLP
            1000 Main Street, 36th Floor
            Houston, Texas 77002
            Facsimile: (713) 226-6274
            Attention: Robert G. Reedy

      If to the Company:

            Synergy Resources Corporation
            20203 Highway 60
            Platteville, Colorado 80651
            Attention:  Edward Holloway

      with a copy to:

            Hart & Hart, LLC
            1624 Washington Street
            Denver, Colorado 80203
            Facsimile:  (303) 839-5414
            Attention: William T. Hart

     Any party hereto may change the address for receipt of communications by giving written notice to the others.

     Section 15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 12, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 and Section 11, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from the Underwriters merely by reason of such purchase.

     Section 16. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     Section 17. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

     Section 18. Entire Agreement; Execution in Counterpart. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

     Section 19. No Fiduciary Relationship. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Time of Sale Prospectus, each free writing prospectus, the Preliminary Prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

     The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a fiduciary to, or an agent of, the Company or any other person. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

     Section 20. Authority of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.

                            [Signature Page Follows]

                   Signature Page to Underwriting Agreement


     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Representative the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                    Very truly yours,

                                    SYNERGY RESOURCES CORPORATION



                                    By: /s/ Frank L. Jennings
                                        ----------------------
                                    Name: Frank L. Jennings
                                    Title: CFO



     The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

                                    JOHNSON RICE & COMPANY L.L.C.
                                    As representative of the several
                                    underwriters



                                    By: /s/ Joshua C. Cummings
                                        --------------------------------------
                                    Name: Joshua C. Cummings
                                    Title:  Equity Member

                                   SCHEDULE A

                            Schedule of Underwriters

Name                                                        Number of Shares


Johnson Rice & Company L.L.C.                               5,548,750
Wunderlich Securities, Inc.                                 1,725,000
C.K. Cooper & Company, Inc.                                 1,150,000
Global Hunter Securities, LLC                               1,150,000
Northland Securities, Inc.                                  1,150,000
Brean Capital, LLC                                            575,000
GVC Capital LLC                                               201,250

TOTAL                                                      11,500,000


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                                   SCHEDULE B

     Schedule of Free Writing Prospectuses included in the Time of Sale Prospectus Free Writing Prospectus dated June 13, 2013


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                                    SCHEDULE

                                   Information


None.

                                                                       EXHIBIT A

                       FORM OF OPINION OF HART & HART, LLC

1. The Company is validly existing as a corporation and in good standing under the laws of the State of Colorado. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction listed on a schedule attached to the opinion.

2. The Company has the corporate power and authority to own, lease, hold and operate its properties and to otherwise carry on its business under the laws of the State of Colorado and its Articles of Incorporation and Bylaws as described in the Registration Statement, Preliminary Prospectus, Prospectus and Time of Sale Prospectus, and to execute, deliver and perform its obligations under the Underwriting Agreement.

3. The Securities to be issued and sold by the Company under the Underwriting Agreement have been duly authorized, and when delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable. The form of stock certificate as filed with the Commission used to evidence the Securities is in a form that complies in all material respects with all applicable statutory requirements under the Colorado Business Corporations Act.

4. The execution and delivery of the Underwriting Agreement by the Company do not and the performance by the Company of its obligations under the Underwriting Agreement will not, (i) result in a violation of the Articles of Incorporation or Bylaws of the Company, (ii) whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation of imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument filed as an exhibit to the Registration Statement, the Company's Annual Report on Form 10-K for the year ended August 31, 2012, the Company's Quarterly Reports on Form 10-Q for the quarter ended November 30, 2012, or any of the Company's subsequent Current Reports on Form 8-K, (iii) result in the violation of any applicable law, rule or regulation or (iv) result in any violation of any order, writ, judgment or decree of any governmental authority known to such counsel; except for such events under
     (iii)-(iv) that would not result in a Material Adverse Change.

5. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Federal or state governmental authority or agency is legally required for the due execution and delivery of the Underwriting Agreement by the Company and the performance by the Company of its obligations under the Underwriting Agreement except for those that have been obtained or made, except such as have been already obtained or as may be required under the Securities Act or the regulations promulgated thereunder or state securities laws or by the NYSE MKT or FINRA.

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6.   Except  as  disclosed  in  the  Registration  Statement,   the  Preliminary
     Prospectus, the Prospectus or the Time of Sale Prospectus, to such counsel's knowledge, there is no pending or threatened action, suit, proceeding, inquiry or investigation to which the Company is a party or to which the assets, properties or operations of the Company is subject, before or by any governmental agency or body that could result in a Material Adverse Change or could materially and adversely affect the consummation of the transactions contemplated under the Underwriting Agreement or the performance by the Company of its obligations thereunder.

7. The Registration Statement has been declared effective under the Securities Act and the Prospectus was filed with the Commission pursuant to Rule 424(b)(5) on March __, 2013 and, based upon telephonic conversations with the Commission, no stop order suspending the effectiveness of the
     Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission.

8. The Registration Statement, the Preliminary Prospectus and the Prospectus, and each amendment or supplement to the Registration Statement, the Preliminary Prospectus and the Prospectus, including the documents incorporated by reference therein, in each case as of their respective effective or issue dates (other than (i) the financial statements and notes thereto and schedules included or incorporated by reference therein or omitted therefrom, (ii) the summary reserve report of the independent petroleum engineers included or incorporated by reference therein, or (iii) the other financial or statistical contained therein or omitted therefrom, as to which such counsel expresses no opinion) appear to be responsive in all material respects to the requirements of the Securities Act.

9. Each document filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the financial statements and the notes thereto and related schedules, as to which we express no opinion) and incorporated by reference into the Prospectus when so filed under the Exchange Act appears to be appropriately responsive in all material respects to the applicable requirements of the Exchange Act as of the date such document was filed under the Exchange Act.

10. The statements in the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus under the captions "Risk Factors - The adoption and implementation of new statutory and regulatory requirements for derivative transactions could have an adverse impact on our ability to hedge risks associated with our business and increase the working capital requirements to conduct these activities," Risk Factors - Proposed changes to U.S. tax laws, if adopted, could have an adverse effect on our business, financial condition, results of operations and cash flows" in so far as such statements constitute summaries of certain provisions of the documents and legal matters referred to therein, fairly summarize such provisions and legal matters in all material respects, subject to the qualifications and assumptions stated therein.

11. No holder of any security of the Company has the right, which has not been waived, has not expired or has not been fulfilled by registration prior to the date of this Agreement, to require the registration under the

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

     Securities Act of any sale of securities issued by the Company, by reason of the filing or effectiveness of the Registration Statement.

12. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described under the caption "Use of Proceeds" in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

13. The authorized capital stock of the Company and the issued and outstanding capital stock of the Company, as of June 19, 2013, are as set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus under the heading "Capitalization." The common stock conforms in all material respects to the descriptions thereof contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Time of Sale Prospectus. Except as set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Prospectus, to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding. There are no preemptive rights to subscribe for or to purchase the Securities pursuant to the Company's Articles of Incorporation, the Colorado Business Corporations Act or, to such counsel's knowledge, any agreement or other instrument to which the Company is a party or by which it is bound

Negative Assurance

Such counsel has participated in conferences with representatives of the Company and with representatives of its independent accountants, representatives of its independent petroleum engineers, representatives of the Underwriters and counsel for the Underwriters at which conferences the contents of the Registration Statement, the Prospectus and the Time of Sale Prospectus and any amendment and supplement thereto and related matters were discussed and such counsel reviewed certain corporate records and documents furnished to such counsel by the Company. Although such counsel has not undertaken to determine independently, and does not assume responsibility for, or express any opinion regarding, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus and the Time of Sale Prospectus (except as expressly provided in paragraph 9 above), based upon the participation described above and such counsel's review of such records and documents as described above (relying as to factual matters in respect to the determination by such counsel of materiality to the extent such counsel deems reasonable upon statements of fact made to such counsel by representatives of the Company), nothing has come to the attention of such counsel that causes it to believe that
(1) the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and the estimated oil and natural gas reserve evaluations and related calculations and other financial and

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

reserve data included therein, as to which such counsel does not express any belief) at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(2) the Time of Sale Prospectus (except for the financial statements and financial schedules and the estimated oil and natural gas reserve evaluations and related calculations and other financial and reserve data included therein, as to which such counsel does not express any belief) as of the Applicable Time or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) the Prospectus (except for the financial statements and financial schedules and the estimated oil and natural gas reserve evaluations and related calculations and other financial and reserve data included therein, as to which such counsel does not express any belief) as of its date or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Such opinion shall be limited to the law of the federal securities law of the United States and the laws of the State of Colorado.

                                                                       EXHIBIT B

                            Form of Lock-Up Agreement
________________, 2013

Johnson Rice & Company L.L.C.
639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113

As Representative of the several
Underwriters
RE:   Synergy Resources Corporation, a Colorado corporation (the "Company")

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, par value $.001 per share, of the Company ("Shares") or securities convertible into or exchangeable or exercisable for Shares. The Company proposes to carry out a public offering of Shares (the "Offering") for which you will act as the representative of the several underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this agreement in carrying out the Offering and in entering into an underwriting arrangement with the Company with respect to the Offering. Capitalized terms used, but not defined, in this agreement shall have the meaning given such terms in the Underwriting Agreement to be entered into between Johnson Rice & Company L.L.C., as representative of the several underwriters named therein (the "Representative"), and the Company (the "Underwriting Agreement").

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, and will cause any spouse or immediate family member of the undersigned or such person living in the undersigned's household (a "Family Member") not to, without your prior written consent, which consent may be withheld in your sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), enter into a swap or other derivatives transaction that transfers to another, in whole or in part, any economic benefits or risk of ownership of such Shares, or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Prospectus (as defined in the Underwriting Agreement relating to the Offering to which the Company is a party) (the "Lock-Up Period"); provided, that if (i) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or
(ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last

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


day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless you waive, in writing, such extension, except that such extension will not apply if, (i) at the expiration of the Lock-up Period, the Shares are "actively traded securities" (as defined in Securities and Exchange Commission Regulation M) and (ii) the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act of 1933, as amended, in the manner contemplated by NASD Rule 2711(f)(4) of the FINRA Manual.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Shares, options or warrants to acquire Shares or other securities exchangeable or exercisable for or convertible into Shares without the prior written consent of the Representative; provided that (1) the Representative receives a signed lock-up agreement in the form of this agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not publicly reportable under the Securities Act of 1933, as amended, the Exchange Act and their related rules and regulations, and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i) as a bona fide gift or gifts;

(ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii) to the undersigned's affiliates or to any investment fund or other entity controlled or managed by the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of Shares or securities convertible into or exchangeable or exercisable for Shares held by the undersigned except in compliance with the foregoing restrictions. In furtherance of the forgoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this agreement.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, of any Shares owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Representative of the several Underwriters, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities. In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first

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

refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

It is understood that, if the Underwriting Agreement (as defined above) does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned shall be automatically released from all obligations under this agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned. This agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

The undersigned acknowledges and agrees that whether or not any Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to the Underwriting Agreement.


Printed Name of Holder



By:
   ---------------------------------
      Signature


Printed Name of Person Signing

(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)